K-tel International, Inc.
                                                                  1996 Form 10-K
                                                                      Exhibit 23



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 relating to the 1987 Stock Incentive Plan (Registration Number 33-18723).


                                         ARTHUR ANDERSEN LLP



Minneapolis, Minnesota
   October 11, 1996